UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2011

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	59-3778247 (IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07.	Submission of Matters to a Vote of Security Holders.

SIGNATURES

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)       Annual Meeting of Stockholders of Virgin Media Inc. (the “Company”) held on June 7, 2011.

On June 7, 2011, the Company held its 2011 Annual Meeting.  At the Annual Meeting, the Company’s stockholders voted on the following proposals:

•                  the election of four Class I directors to Board for a three year term to expire at the Company’s 2014 Annual Meeting or until their respective successors are duly elected and qualified;

•                  the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2011; and

•                  the approval of an advisory vote on compensation of our named executive officers; and

•                  the approval of an advisory vote on the frequency of the vote on compensation of our named executive officers

Of the 317,624,326 shares of common stock eligible to vote at the Annual Meeting, 257,426,693 shares of the Company’s common stock were voted, representing a quorum of 81.05% of the common stock eligible to vote.

(b)       Results of the matters submitted to a stockholder vote at the Annual Meeting

1. Election of Directors: The nominees named below were elected as directors at the Annual Meeting by the following final votes cast:

	For	Withhold	Broker Non-Votes
James A. Chiddix	224,609,951	21,565,784	11,250,958
William R. Huff	235,236,500	10,939,235	11,250,958
James F. Mooney	237,607,952	8,567,783	11,250,958
John N. Rigsby	244,629,280	1,546,455	11,250,958

2. Ratification of the Appointment of Independent Registered Public Accounting Firm: Our stockholders ratified the selection of Ernst & Young LLP as our independent auditors for the year ended December 31, 2011 by the following final votes cast:

For	Against	Abstain	Broker Non-Votes
257,384,562	28,604	13,527	0

3. Advisory Vote on Executive Compensation Matters (“Say-on-Pay”): Our stockholders approved, on a non-binding advisory basis, the say-on-pay proposal by the following final votes cast:

For	Against	Abstain	Broker Non-Votes
244,148,435	2,013,163	14,137	11,250,958

4. Advisory Vote on the Frequency of Say-on-Pay Votes: Our stockholders voted, on a non-binding advisory basis, in favor of an annual vote on Say-on-Pay. the results of the vote are as follows:

One Year	Two Years	Three Years	Broker Non-Votes
160,150,657	3,502	84,593,794	11,250,958

The 160,150,657 votes cast in favor of  “one year” represents 50.42% of the total outstanding shares of common stock eligible to vote at the Annual Meeting and 62.21% of the quorum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2011	VIRGIN MEDIA INC.

	By:	/s/ Richard Tater
Richard Tater
Assistant Secretary